Exhibit 99.1

DRONE SOLUTIONS LEADER ENTERPRISE & GOVERNMENT Corporate Presentation  February 2026

Disclaimer This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by XTI Aerospace, Inc . (“XTI,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) or any of its representatives as to the information contained in this presentation . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this presentation, including, without limitation, statements regarding future actions ; prospective products, anticipated expenses, applications, customers and technologies ; future performance or results of anticipated products ; and projected expenses and financial results, are forward - looking statements . You can find many (but not all) of these forward - looking statements by looking for words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “would,” “should,” “could,” “may,” or other similar expressions in this presentation . These forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections, including, without limitation : the Company’s history of losses ; our ability to achieve or maintain profitability in the future ; our limited operating history after our recent business combination with XTI Aircraft Company ; our ability to meet the development and commercialization schedule with respect to the TriFan 600 ; the risk that we have not yet manufactured any non - prototype aircraft or delivered any aircraft manufactured by us to a customer, and that we and our current and future collaborators may be unable to successfully develop and market our aircraft or solutions, or may experience significant delays in doing so ; the risk that we may not realize the expected benefits of the Drone Nerds acquisition ; unexpected costs, charges or expenses resulting from the Drone Nerds acquisition or any future acquisition or difficulties in integrating and operating acquired companies ; supplier concentration and regulatory actions affecting key suppliers ; changes in applicable laws or regulations ; evolving market demand ; the uncertainties associated with obtaining regulatory approvals of our aircraft including certification by the Federal Aviation Administration, which is a lengthy and costly process ; our ability to obtain adequate financing in the future as needed ; the risk that our conditional pre - orders for our aircraft (which include conditional aircraft purchase agreements, non - binding reservations, and options) are canceled, modified, delayed or not placed and that we must return refundable deposits ; emerging competition and rapidly advancing technology that may outpace our technology ; customer demand for the products and services we develop ; the impact of competitive or alternative products, technologies and pricing ; our ability to develop other new products and technologies ; our ability to navigate the regulatory environment and complexities with compliance related to such environment ; our ability to attract customers and/or fulfill customer orders ; our ability to enhance and maintain the reputation of our brand and expand our customer base ; our ability to scale in a cost - effective manner and maintain and expand our manufacturing and supply chain relationships ; general economic conditions and events and the impact they may have on us and our potential customers, including, but not limited to escalating tariff and non - tariff trade measures imposed by the U . S . and other countries, increases in inflation rates and rates of interest and supply chain challenges ; cybersecurity attacks ; our ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market ; lawsuits and other claims by third parties or investigations by various regulatory agencies that we may be subjected to and are required to report ; our ability to respond to a failure of our systems and technology to operate our business ; our ability to protect our intellectual property ; the outcome of any known and unknown litigation and regulatory proceedings ; our success at managing the risks involved in the foregoing items ; and other risks and uncertainties described in our public filings with the SEC, which are accessible at www . sec . gov , and which you are advised to consult . This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful . The forward - looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation . We undertake no obligation to publicly update or revise any forward - looking statements included in this presentation . You should not place undue reliance on these forward - looking statements . This presentation also contains estimates, projections and other information concerning our industry and our business, including data regarding the estimated size of our markets and their projected growth rates . Unless otherwise indicated, such estimates, projections and other information is based on information released by independent industry analysts and other third - party sources and management estimates . In some cases, we do not expressly refer to the sources from which these data are derived . Management estimates are derived from publicly available information released by independent industry analysts and other third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable . In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above . These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us .

Michael Tapp Chief Operating Officer XTI Aerospace Scott Pomeroy Chairman & CEO XTI Aerospace Brooke Turk Chief Financial Officer XTI Aerospace Tobin Arthur Chief Strategy Officer XTI Aerospace Experienced Management Team Steve Zohrabian Executive Vice President, XTI Aircraft Dr. Alex Williams Executive Vice President, XTI Aerospace Jeremy Schneiderman CEO Drone Nerds

Transformation 2026 • Positioning between OEMs and customers provides leverage & data • Flywheel between hardware and high - margin services revenue • Proven enterprise platform positioned to consolidate and expand verticals, geographies and technologies • Target military and federal government sales • Disciplined cost structure and cash flow - covering current operating expenses Built On VTOL Expertise, We Now Operate a Leading Drone Platform Strategic Acquisition Nov 2025 $110M+ Revenue in 2024

NDAA / Blue Compliant Other U.S. - based Operations Plus select OEM - specific authorized repair stations COMPONENT / SUPPLY CHAIN DRONE OEMS & MANUFACTURING ENTERPRISE SOLUTIONS & SALES AFTERMARKET SUPPORT Future Opportunities Today All third - party trademarks and logos are the property of their respective owners and are used for identification purposes only. Use of these marks does not imply endorsement. Drone Market Landscape

Significant Growth Opportunity Global Drones Market Size, 2025 - 2034 2025 2026 2027 2028 2029 2030 2031 2032 20 33 2034 Drone Nerds is the leading U.S. commercial enterprise solutions provider yet represents only 1.5% of the Global Drone Market Source: Fortune Business Insights $41.2B $47.5B $55.4B $65.1B $77.0B $91.0B $107.2B $125.9B $142.9B $16 0.4B 175,000 125,000 100,000 75,000 50,000 25,000 0 20% 18% 16% 14% 12% 10% 8%

The Market is Ripe Fragmented Market Complete Solutions Provider Disconnected solutions Hardware, software, training, and support are fragmented across vendors, driving cost and complexity. Regulatory disruption FCC actions and NDAA restrictions are rapidly removing foreign - made drone options. Lack of enterprise - scale options Most OEM’s cannot support multi - site, regulated, mission - critical operations. End - to - end Enterprise Solutions Covering deployment, training, fleet management, and lifecycle support. Regulatory tailwinds favor U.S. platforms Secure, NDAA - compliant, domestic solutions are becoming mandatory. Platform not product Recurring services, real - world operational data, and deep customer integration.

Enterprise Verticals Public Safety Agriculture Inspection Construction Security Mining Government Public Safety Data & Insights Layer Drive Product Innovation and Improvement Drone Nerds provides customer feedback to OEMs Customers provide product and operational feedback to Drone Nerds OEM Manufacturers (Drone Nerds represents over 50 Hardware & Software OEMs) Aircraft & Accessories Payloads Software Fleet Management Always Flying Training & Guidance Programs Service & Repair Solutions Enterprise Business Model All third - party trademarks and logos are the property of their respective owners and are used for identification purposes only. Use of these marks does not imply endorsement. Drones

2026 Financial Highlights

FY26 Revenue Plan $160M+ Financial Summary • 30%+ Revenue growth rate expected • Revenue per employee > $1.2M • Positive monthly cash flow achieved by EOY • Capital raise other than acquisitions not anticipated FY2026 Financial Summary Avg Monthly Burn ($3.8M) to +$1.9M FY26 EOY Cash > $16M Headcount 129 to 135

Starting Cash $ 16.4 M 1 OpEx G&A CapEx Debt Service Ending Cash Note Repayment Recovery of $10.5M from new ABL 3 Sources and Uses of Cash (FY26 Plan) Disciplined cost structure and cash flow expected to cover current operating expenses 1 As of January 1, 2026 2 As of December 31, 2026 3 The Company has entered into a non - binding term sheet with a large U.S. financial institution with respect to a potential credit facility. The term sheet reflects preliminary terms and conditions only and does not const it ute a commitment to provide financing. Any credit facility remains subject to, among other things, negotiation and execution of definitive documentation, completion of customary due diligence, receipt of required internal approvals, and sat isf action of customary closing conditions. There can be no assurance that a definitive credit agreement will be entered into or tha t the contemplated financing will be completed on the terms described, or at all. > $16M 2

34,508,796 Total Common Shares Outstanding 15,307,735 UMAC Pre - Funded Warrant Shares 1 6,524,576 Class B Units (Restricted) 2 17,445,746 Stock Options @ $2.69 weighted average exercise price 23,572,300 Warrant Shares @ $2.00 exercise price 1,641,117 Warrant Shares @ $16.37 weighted average exercise price 99,000,270 Total Fully Diluted Shares Outstanding 1 The Pre - Funded Warrant issued to UMAC to purchase 15,307,735 shares of common stock has an exercise price of $0.0001 per share and is immediately exercisable and may be exercised at any time until it is exercised in full, subject to beneficial ownershi p l imitations. 2 The Class B Units are exchangeable at any time after May 1, 2026 for shares of common stock on a one - for - one basis. In addition, on the date that is 15 months after November 10, 2025, all outstanding Class B Units will automatically be exchanged for shares of c omm on stock on a one - for - one basis, subject to adjustments. XTIA Capitalization Table As of February 1, 2026

© 2026 2026 Industry Growth forecast at ~15% Holding market share creates ~50% of the planned growth Additional growth from focus on: FY2026 Growth Plan Product Addition & Mix Key Vertical Focus Increased Events & Education Expansion of Digital Presence Sales Team Expansion Organic Growth M&A & Other Growth Acquisitions, JVs & Partnerships Services

Expansion into Military Market

XTI is well positioned for adoption into military markets through Commercial Off-the-Shelf (COTS) and unique missionization



Max Takeoff Weight (MTOW)
20 lbs
55 lbs
1,320 lbs
1,654 lbs
12,500 lbs (5,700 kg)
Unmanned Aerial Vehicles
Manned Aircraft
Commercial
Military
Retail / Consumer Drones
Enterprise Drones
DRONENERDS
Small UAS
Cargo / Logistics / Special Mission Large Drones
Large UAS / Part 21-K
Business / Charter Aircraft
Part 21 / Part 23
AC 27-14-4 “Powered Lift”
Group 1
(Small / Tactical)
Group 2
(Medium / Tactical)
Group 3
(Medium / Tactical)
Group 4 / 5
(Large / M/HALE*)
Uncategorized

* MALE (Medium Altitude, Long Endurance / HALE (High Altitude, Long Endurance)

xti aerospace

• Accelerating time - to - value...prioritizing near term drone opportunity • Scale proven revenue model now, optionality on VTOL later • Fast realignment of costs and revenues provides sustainability • Platform positions XTI for significant organic and acquisitive growth • Deep understanding of "commercial - off - the - shelf" (COTS) solutions positions us well for military expansion • Future is unlimited – potential for participation in entire landscape De - Risk Scale & Lead

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